Exhibit 20.1

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                      DILLARD CREDIT CARD MASTER TRUST I
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                   Dillard Asset Funding Company, Transferor
                        Dillard National Bank, Servicer

                                 Series 2000-1


Monthly Series 2000-1 Certificateholders' Statement


          Capitalized terms used in this Certificate have their respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement; provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement.


For Month May 2003

5.2(a)(i)         on an aggregate basis:

                      Class A Monthly Principal                                                            0.00

                      Class B Monthly Principal                                                            0.00

                  per $1,000 original principal amount per Certificate:

                      Class A Monthly Principal                                                            0.00

                      Class B Monthly Principal                                                            0.00

5.2(a)(ii)        on an aggregate basis:

                      Class A Monthly Interest                                                       280,888.89

                      Class B Monthly Interest _____________                                               0.00

                  per $1,000 original principal amount per Certificate:

                      Class A Monthly Interest                                                             1.40

                      Class B Monthly Interest                                                             0.00


5.2(a)(iii)       Collections of Principal Receivables allocated to Class A                                0.00

                  Collections of Principal Receivables allocated to Class B                                0.00


5.2(a)(iv)        Collections of Finance Charge Receivables allocated to Class A                   3,622,804.34

                  Collections of Finance Charge Receivables allocated to Class B                   1,082,136.37


5.2(a)(v)         Principal Receivables (beginning of month)                                   1,242,524,295.73
                     Gross Credit Sales                                                          221,540,996.81
                     Principal Payments                                                         (180,594,135.52)
                     Returns                                                                     (31,261,092.10)
                     Principal Defaults                                                          (10,020,907.61)
                     Ineligible Principal Receivables                                                      0.00
                     Actual Misc. Adjustments                                                              0.00

                  Principal Receivables (end of month)                                         1,242,189,157.31

                  Total Portfolio Recoveries
                     Gross Recoveries                                                              1,486,642.84
                     Recoveries Net of Expenses                                                      998,924.70

                  Total Portfolio Finance Charge Collections
                     Finance Charge Collections                                                   21,508,187.37
                     Finance Charge Collections with Recoveries                                   22,507,112.07

                  Investor Interest                                                              259,740,260.00

                  Adjusted Investor Interest                                                     259,740,260.00

                     Class A Investor Interest                                                   200,000,000.00

                     Class A Adjusted Investor Interest                                          200,000,000.00

                     Class B Investor Interest                                                    59,740,260.00

                  Floating Investor Percentage                                                            20.90%

                     Class A Floating Allocation                                                          77.00%

                     Class B Floating Allocation                                                          23.00%

                  Fixed Investor Percentage                                                              N/A

                     Class A Fixed Allocation                                                            N/A

                     Class B Fixed Allocation                                                            N/A


5.2(a)(vi)        Delinquent Accounts


                     30-59 Days Delinquent                                                        43,413,595.00

                     60-89 Days Delinquent                                                        14,835,134.00

                     90 + Days Delinquent                                                         30,922,542.00


5.2(a)(vii)       Aggregate Investor Default Amount                                                2,094,794.57

                     Class A Investor Default Amount                                               1,612,991.82

                     Class B Investor Default Amount                                                 481,802.75


5.2(a)(viii)      on an aggregate basis:

                     Class A Investor Charge-Offs                                                          0.00

                     Class B Investor Charge-Offs                                                          0.00

                  per $1,000 original principal amount per Certificate:

                     Class A Investor Charge-Offs                                                          0.00

                     Class B Investor Charge-Offs                                                          0.00


5.2(a)(ix)        on an aggregate basis:

                     Class A Investor Charge-Offs reimbursed                                               0.00

                     Class B Investor Charge-Offs reimbursed                                               0.00

                  per $1,000 original principal amount per Certificate:

                     Class A Investor Charge-Offs reimbursed                                               0.00

                     Class B Investor Charge-Offs reimbursed                                               0.00


5.2(a)(x)         on an aggregate basis:

                     Class A Servicing Fee                                                           333,333.33

                     Class B Servicing Fee                                                                 0.00


5.2(a)(xi)        Portfolio Yield                                                                         12.06%


5.2(a)(xii)       Reallocated Class B Principal Collections                                                0.00


5.2(a)(xiii)      Class B Investor Interest                                                       59,740,260.00


5.2(a)(xiv)       LIBOR for Interest Period                                                             1.31000%


5.2(a)(xv)        Principal Funding Account Balance                                                        0.00


5.2(a)(xvi)       Accumulation Shortfall                                                                   0.00


5.2(a)(xvii)      Principal Funding Account Investment Proceeds                                            0.00

5.2(a)(xviii)     Principal Funding Investment Shortfall                                                   0.00


5.2(a)(xix)       on an aggregate basis:

                     Class A Available Funds                                                       3,622,804.34


5.2(a)(xx)        Class A Certificate Rate                                                              1.58000%


                  Other items

                     Number of Accounts (beginning of month)                                          2,281,177
                     Number of Accounts (end of month)                                                2,261,720

                     Collateral Performance

                        Total Payment Rate                                                                16.35%

                        Portfolio Yield (Gross)                                                           21.74%

                        Excess Spread (current month)*                                                     9.22%
                        Excess Spread (previous month)                                                     8.81%
                        Excess Spread (2 months previous)                                                  8.47%
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                        Excess Spread (3 month rolling Average)                                            8.83%

                        * Please note that Excess Spread is calculated on a cash basis and may be higher than Spread to Base Rate in any given month. Spread to Base Rate assumes coupon and servicing fee are allocated based upon the entire invested amount.

                        Defaults                                                                           9.68%

                        30-59 Days Delinquent                                                              3.49%
                        60-89 Days Delinquent                                                              1.19%


                        90 + Days Delinquent                                                               2.49%
                        ---------------------------------------------------------------------------------------
                        Total Delinquent                                                                   7.18%

                        Principal Payment Rate                                                            14.53%

                        Pool Balance in $MM (end of month)                                                1,242

                        Seller Percent                                                                    79.10%

                  Series Performance Trigger (as defined in Pooling and Servicing Agreement)

                        Net Portfolio Yield (current month, net of Charge-offs)                           12.06%
                        Net Portfolio Yield (previous month)                                              12.39%
                        Net Portfolio Yield (2 months previous)                                           11.16%
                        ---------------------------------------------------------------------------------------
                        Net Portfolio Yield (3 month rolling average)                                     11.87%

                        Base Rate (current month)                                                          3.69%
                        Base Rate (previous month)                                                         3.58%
                        Base Rate (2 months previous)                                                      3.50%
                        ---------------------------------------------------------------------------------------
                        Base Rate (3 month rolling average)                                                3.59%

                        Spread to Base Rate (current month)                                                8.37%
                        Spread to Base Rate (previous month)                                               8.81%
                        Spread to Base Rate (2 months previous)                                            7.66%
                        ---------------------------------------------------------------------------------------
                        Spread to Base Rate (3 month rolling average)                                      8.28%

                        Base Rate > Portfolio Yield (3 month rolling average)                                No


                                                              Dillard National Bank,
                                                                as Servicer


                                                              By: ____________________________________
                                                              Title: Cashier

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                      DILLARD CREDIT CARD MASTER TRUST I
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                   Dillard Asset Funding Company, Transferor
                        Dillard National Bank, Servicer

                                 Series 2002-2


              Monthly Series 2002-2 Certificateholders' Statement


                       Capitalized terms used in this Certificate have their
             respective meanings set forth in the Amended and Restated Pooling and Servicing Agreement; provided, that the preceding Monthly Period shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Certificate is delivered pursuant to subsection 3.4(b) of the Amended and Restated Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Amended and Restated Pooling and Servicing Agreement.


             For the Period May 2003

                                                                   Class A         Class B         Class C           Total
             Section 5.2 - Supplement

(a) (i)      Monthly Principal Distributed                               -               -               -                  -

(a) (ii)     Monthly Interest Distributed per $1,000                     3.17            -               -                  3.17
                  Deficiency Amounts                                     -               -               -                  -
                  Additional Interest                                    -               -               -                  -
                  Accrued and Unpaid Interest                            -               -               -                  -

(a) (iii)    Collections of Principal Receivables               29,308,204.19    2,458,079.09    6,050,754.37      37,817,037.64

(a) (iv)     Collections of Finance Charge Receivables           3,622,804.42      303,844.61      747,937.32       4,674,586.34

(a) (v)      Aggregate Amount of Principal Receivables         199,946,056.15   16,769,475.73   41,279,379.15     257,994,911.04
                       Investor Interest                       200,000,000.00   16,774,000.00   41,290,516.00     258,064,516.00
                       Adjusted Interest                       200,000,000.00   16,774,000.00   41,290,516.00     258,064,516.00
                  Floating Investor Percentage                          16.10%           1.35%           3.32%             20.77%
                  Fixed Investor Percentage                        N/A             N/A             N/A                N/A

(a) (vi)     Receivables Delinquent (As % of Total Receivables)
                  Current                    92.82%                                                             1,153,017,886.31
                  30 to 59 days               3.49%                                                                43,413,595.00
                  60 to 89 days               1.19%                                                                14,835,134.00
                  90 or more days             2.49%                                                                30,922,542.00
                  Total Receivables                                                                             1,242,189,157.31


(a) (vii)    Investor Default Amount per $1,000                          8.06            0.68            1.67              10.41

(a) (viii)   Investor Charge-Offs                                  N/A             N/A             N/A                N/A

(a) (ix)     Reimbursed Investor Charge-Offs                       N/A             N/A             N/A                N/A




             Section 5.2 - Supplement (Continued)


                                                                   Class A         Class B         Class C           Total



(a) (x)      Servicing Fee                                         333,333.33       27,956.67       68,817.53         430,107.53

(a) (xi)     Portfolio Yield                                                                                               12.06%

(a) (xii)    Reallocated Monthly Principal                               -               -               -                  -

(a) (xiii)   Closing Investor Interest                         200,000,000.00   16,774,000.00   41,290,516.00     258,064,516.00

(a) (xiv)    Principal Funding Account Balance                                                                              -

(a) (xv)     Accumulation Shortfall                                                                                         -

(a) (xvi)    Principal Funding Investment Proceeds                                                                          -

(a) (xvii)   Principal Investment Funding Shortfall                                                                         -

(a) (xviii)  Available Funds                                     3,622,804.42      303,844.61      747,937.32       4,674,586.34

(a) (xix)    Certificate Rate                                            3.80%           0.00%           0.00%


             Additional Information


             Principal Receivables - (Total Trust Pool)
             Beginning Balance - 4/01/2003                                                                      1,242,524,290.00
             Credit Purchases                                                                                     221,541,002.54
             Credit Returns                                                                                       (31,261,092.10)
             Collections                                                                                         (203,101,247.59)
             Finance Chgs & Late Fees                                                                              22,507,112.07
             Charge-offs                                                                                          (10,020,907.61)
             Accounts Purchased / Sold                                                                                      -
                                                                                                                ----------------
             Ending Balance - 4/30/2003                                                                         1,242,189,157.31
                                                                                                                ================

             Total Interest to be Distributed                                                                         633,333.33
                                                                                                                ================

             Dillard National Bank, as Servicer


             By: ____________________________________
                 James P. Turk
                 Cashier